UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 8, 2008

CENTERPOINT ENERGY, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-31447 (Commission File Number)	74-0694415 (IRS Employer Identification No.)

1111 Louisiana Houston, Texas (Address of principal executive offices)	77002 (Zip Code)
Registrant’s telephone number, including area code: (713) 207-1111

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-3187 (Commission File Number)	22-3865106 (IRS Employer Identification No.)

1111 Louisiana Houston, Texas (Address of principal executive offices)	77002 (Zip Code)
Registrant’s telephone number, including area code: (713) 207-1111

CENTERPOINT ENERGY RESOURCES CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13265 (Commission File Number)	76-0511406 (IRS Employer Identification No.)

1111 Louisiana Houston, Texas (Address of principal executive offices)	77002 (Zip Code)
Registrant’s telephone number, including area code: (713) 207-1111

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     As of October 1, 2008, CenterPoint Energy, Inc.’s (“CenterPoint Energy”) electric transmission and distribution subsidiary, CenterPoint Energy Houston Electric, LLC (“CenterPoint Houston”) had restored service to approximately 99 percent of its customers following Hurricane Ike. Over 90 percent of CenterPoint Houston’s over 2 million customers initially were without electric service after Hurricane Ike struck CenterPoint Houston’s service territory on September 13. Restoration work continues for a relatively small number of customers, including customers needing customer-owned equipment repairs. Many of the remaining outages involve customers who are unable to receive electric service due to damaged electrical equipment or flooding. In addition to working to restore service to remaining customers, CenterPoint Houston personnel are inspecting work that has been done and making long term repairs where temporary repairs were made during the initial stage of the restoration effort. CenterPoint Houston is now phasing down its field workforce, which totaled as many as 13,000 personnel from among its own employees and utilities and contractors across the United States and Canada.
     Some restoration and repair work is expected to continue during most of the remainder of 2008, as customers rebuild homes and other facilities that were severely damaged by the storm. Although CenterPoint Houston’s facilities were most severely damaged in heavily wooded areas, the most serious damage to customer facilities tended to be concentrated in immediate coastal areas, such as Galveston Island, which received damage both from Hurricane Ike’s strong winds and the associated tidal surge.
     Total costs for the restoration effort still cannot be measured with precision, but CenterPoint Houston now estimates that its costs will be in the range of approximately $650 million to $750 million. Although the poles, towers, wires, street lights and the pole mounted equipment that comprise CenterPoint Houston’s transmission and distribution system are not covered by property insurance, office buildings and warehouses and their contents and substations and their associated facilities are covered by insurance that provides for a maximum deductible of $10 million. Current estimates are that total losses to property covered by this insurance were approximately $25 million.
     As reported previously, CenterPoint Houston is deferring the uninsured storm restoration costs in the expectation of recovery through the regulatory process. As a result, storm restoration costs will not affect CenterPoint Energy’s or CenterPoint Houston’s reported net income for 2008. Assuming necessary enabling legislation is enacted by the Texas Legislature in the session which begins in January 2009, CenterPoint Houston expects to obtain recovery of its storm restoration costs through the issuance of non-recourse securitization bonds similar to the storm recovery bonds issued by another Texas utility following Hurricane Rita. When those bonds are issued, CenterPoint Houston would recover the amount of storm restoration costs approved by the Public Utility Commission of Texas out of the bond proceeds, with the bonds being repaid over time through a charge imposed on customers. Alternatively, if securitization is not available, recovery of those costs would be sought through traditional regulatory mechanisms. Under its 2006 rate case settlement, CenterPoint Houston is entitled to seek an adjustment to rates in this situation, even though in most instances its rates are frozen until 2010.
     In addition to storm restoration costs, CenterPoint Houston has lost revenue during the outage period, and will continue to lose some revenue that would otherwise have been anticipated from those customers whose service will not be restored for a longer period. As of October 1, CenterPoint Houston has restored all but a minor portion of the load on its system, but the temporary outages caused by the storm are expected to have a negative impact on CenterPoint Energy’s and CenterPoint Houston’s earnings for the third quarter and for the full year 2008. However, the exact amount of these impacts cannot be determined at this time.
     CenterPoint Energy and CenterPoint Houston continue to believe that they have sufficient liquidity to finance storm restoration costs until ultimate recovery, while at the same time carrying out their current business plans. If storm cost recovery is delayed substantially, CenterPoint Energy and CenterPoint Houston could be required to reduce funding on planned projects or to seek capital resources not currently planned.
     Capacity and usage of existing bank credit facilities of CenterPoint Energy and CenterPoint Houston as of September 30, 2008 are shown in the table below (in millions).

	Size of	Amount Utilized	Amount Remaining
Company	Facility	at 9/30/2008	at 9/30/2008
CenterPoint Energy	$1,200	$180	$1,020
CEHE	$300	$174	$126
     Also, CenterPoint Houston may obtain funds to finance costs associated with its overall liquidity requirements or to reduce usage of bank credit facilities through the issuance of general mortgage bonds or other capital markets transactions.
     In addition, CenterPoint Energy Resources Corp. (“CERC”), the natural gas subsidiary of CenterPoint Energy, has its own $950 million bank credit facility, of which $745 million was utilized at September 30, 2008. This facility is available to fund CERC’s business requirements, including the minimal impact to CERC facilities from Hurricane Ike. The CERC facility would not be used to fund CEHE’s hurricane restoration costs.
     The term of each credit facility extends to 2012. Amounts utilized are subject to certain covenants, but based on unaudited financial information, CenterPoint Energy and CenterPoint Houston believe they would have been entitled to utilize substantially all of the capacity under their respective credit facilities at September 30, 2008. However, Lehman Brothers Bank, FSB, whose parent has filed for bankruptcy protection, has an approximately four percent participation in each of the facilities but has not been funding its commitments following the bankruptcy filing, effectively causing a minor reduction to the total available capacity under the three facilities.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.
Date: October 8, 2008	By:	/s/ Rufus S. Scott
Rufus S. Scott
Senior Vice President, Deputy General Counsel and Assistant Corporate Secretary

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
Date: October 8, 2008	By:	/s/ Rufus S. Scott
Rufus S. Scott
Senior Vice President, Deputy General Counsel and Assistant Corporate Secretary

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY RESOURCES CORP.
Date: October 8, 2008	By:	/s/ Rufus S. Scott
Rufus S. Scott
Senior Vice President, Deputy General Counsel and Assistant Corporate Secretary